UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	June 30, 2021

Date of reporting period:	July 1, 2020 — June 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Equity Fund

Annual report
6 | 30 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Annual report
6 | 30 | 21

Message from the Trustees

August 9, 2021

Dear Fellow Shareholder:

The U.S. economy is much improved from a year ago, or even six months ago. Gross domestic product is growing at a pre-pandemic pace. Stock prices are high and interest rates are low. More and more workers are finding jobs, with millions still open. At the same time, vaccinations in many areas have not yet reached enough people to stop the spread of Covid-19. U.S. and global infection rates have recently risen.

While it is too soon to declare the pandemic over, it is worth taking stock of the economy’s transition. Some changes accelerated by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

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Vivek, how did international stocks perform during the 12-month reporting period?

Record fiscal and monetary stimulus, positive vaccine developments, and signs of a global economic recovery boosted investors’ appetite for stocks. The reopening of economies helped jump-start cyclical sectors, such as industrials, materials, and financials, in the first quarter of the period. International stock markets, which are overweighted in cyclical stocks compared with those in the United States, began to rally. For the first time in a decade, value-oriented, economically sensitive stocks began to outperform growth-oriented stocks.

Market momentum was disrupted in the fall of 2020 when multiple new Covid-19 variants began to spread. The United Kingdom, Europe, and other parts of the world reinstated lockdowns, which investors feared would stall economic progress. Investor confidence was restored when the world’s first Covid-19 vaccine was approved for use. Plans for a global vaccine rollout and additional government support provided a tailwind for stocks. In December 2020, the European Commission announced a $2.21 trillion seven-year plan to support post-pandemic economic growth

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/21. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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among 27 European Union-member countries. Comprehensive economic relief packages in Japan, China, and other regions, along with low interest rates and accommodative monetary policies, kept investors bullish on stocks.

After a strong start to the new year, a global sell-off of technology stocks curbed investor enthusiasm. Vaccine shortages in non-U.S. markets and rising inflationary concerns also increased market volatility. In the final quarter of the period, stronger-than-expected corporate earnings and a rebound in oil prices helped lift stocks. By period-end, volatility had returned to pre-pandemic levels. For the 12-month period, international stocks posted a gain of 32.35%, as measured by the MSCI EAFE Index [ND].

Against this backdrop, how did the fund perform for the reporting period?

Putnam International Equity Fund’s class A shares returned 33.64%, outperforming the fund’s benchmark, the MSCI EAFE Index [ND].

Could you describe some of the fund’s top contributors to performance for the reporting period?

Our investment in U.K.-based Dialog Semiconductor PLC, which is not held in the benchmark, was the fund’s top contributor. Dialog provides analog and mixed-signal custom integrated circuits that help power Internet of Things [devices that are embedded with and communicate using internet-enabling technologies], consumer electronics, and increasingly industrial and automotive end markets. During the period, Renesas Electronics Corp., a Japanese supplier of advanced semiconductor solutions, announced plans to acquire Dialog in a $6 billion all-cash transaction. Combining the companies is expected to be accretive to earnings, generate incremental revenues, and achieve cost savings from cross-selling and product expansion over the next several years. The acquisition is expected to close at the end of 2021. We sold our position in Dialog before period end. We continue to own Renesas, which was the fund’s second top contributor for the reporting period.

Taiwan Semiconductor Manufacturing Company [TSMC], the world’s largest semiconductor foundry, was another top performer. TSMC holds 60% market share of the world’s leading-edge chip manufacturing. As the global manufacturing sector rebounded, demand for chips quickly outpaced their supply. TSMC’s contract volume rose significantly during the period. To meet pent-up demand, the company announced it would spend $100 billion within three years to boost production capacity and develop more advanced technologies. We believe these investments and TSMC’s commitment to innovation will position it to serve high-growth industries, such as 5G, artificial intelligence, cloud computing, and electric vehicles.

What were some top detractors for the reporting period?

Auto1 Group SE, which operates a digital automotive platform for buying and selling used cars online, was the fund’s top detractor. Based in Germany, Auto1 has an established network of over 550 locations in 10 European countries where consumers can drop off their cars for sale. This business model offers higher margin potential compared with traditional reseller sources such as wholesalers and auctions. Since its initial public offering in February 2021, Auto1 has yet to turn a profit. The company generates steady revenues from sales to dealerships, which we believe provides a foundation for growth. We also like the company’s competitive position in the direct-to-consumer channel, which can provide a long-term catalyst for growth, in our view. We continue to own the stock.

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Germany-based Deutsche Boerse, which operates international stock exchanges, also dampened results. This stock underperformed so-called recovery trades, which are stocks that experienced a steep decline followed by a sharp increase. In our view, Deutsche Boerse’s steady stock performance over longer periods reflect the firm’s high-quality business. We continue to own the stock.

China Mobile HK, the largest telecommunications company in China, also was a drag on performance. We initially liked China Mobile for its very attractive valuations, cash flows, and dividends with improving domestic growth trends, in our view. Unfortunately, in November 2020, the U.S. government banned U.S. companies from investing in certain Chinese companies, including China Mobile. The stock tumbled on the news, and we exited our position at a loss before period-end.

As the fund enters a new fiscal year, what is your outlook?

Since November 2020, we have experienced a global demand shock caused by loose monetary policy, aggressive fiscal stimulus, and vaccinations that have restored consumer confidence. Personal savings have reached an all-time high, and many consumers are eager to spend their money after months of being quarantined. Given this backdrop, we are optimistic that the global economic recovery will continue.

We are also encouraged by a meaningful shift toward international investing. Cumulative foreign inflows into European stocks turned positive this year after being negative since 2015. If this trend continues, we believe valuations of international stocks could move higher. International stocks offer some of today’s most attractive valuations and opportunities for growth, in our view.

For the fund, we will continue to build the portfolio from a foundation of quality. We use bottom-up, fundamental analysis to find what we believe to be high-quality companies across sectors and industries. First, we look for businesses with a sustainable competitive advantage that we believe will drive excess returns over the long term. Second, we generally favor companies that have a large or growing market share with well-established end markets. Third, we seek an experienced management team with integrity and a focus on improving shareholder value.

Thank you, Vivek, for this update on the fund.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/28/91)
Before sales charge	7.30%	77.56%	5.91%	62.25%	10.16%	26.72%	8.21%	33.64%
After sales charge	7.09	67.35	5.28	52.92	8.87	19.44	6.10	25.95
Class B (6/1/94)
Before CDSC	7.07	67.23	5.28	56.21	9.33	23.84	7.39	32.62
After CDSC	7.07	67.23	5.28	54.21	9.05	20.84	6.51	27.62
Class C (7/26/99)
Before CDSC	7.09	67.13	5.27	56.20	9.33	23.87	7.40	32.63
After CDSC	7.09	67.13	5.27	56.20	9.33	23.87	7.40	31.63
Class R (1/21/03)
Net asset value	7.04	73.09	5.64	60.15	9.88	25.77	7.94	33.26
Class R5 (7/2/12)
Net asset value	7.55	83.21	6.24	64.86	10.52	27.89	8.55	34.07
Class R6 (7/2/12)
Net asset value	7.58	84.98	6.34	65.74	10.63	28.34	8.67	34.22
Class Y (7/12/96)
Net asset value	7.53	81.96	6.17	64.27	10.44	27.64	8.47	33.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI EAFE Index (ND)	5.50%	77.24%	5.89%	63.08%	10.28%	26.91%	8.27%	32.35%
Lipper International
Multi-Cap Core Funds	6.67	73.51	5.59	60.77	9.91	26.61	8.14	33.87
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/21, there were 353, 322, 275, 172, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,723 and $16,713, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,309, $18,321, $18,498, and $18,196, respectively.

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Fund price and distribution information For the 12-month period ended 6/30/21

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	$0.303		$0.086	$0.104	$0.168	$0.135	$0.410	$0.364
Capital gains
Long-term gains	0.378		0.378	0.378	0.378	0.378	0.378	0.378
Short-term gains	—		—	—	—	—	—	—
Total	$0.681		$0.464	$0.482	$0.546	$0.513	$0.788	$0.742
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
6/30/20	$22.21	$23.56	$21.03	$21.51	$21.83	$22.65	$22.59	$22.50
6/30/21	28.93	30.69	27.38	28.00	28.49	29.80	29.45	29.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/20*	1.21%	1.96%	1.96%	1.46%	0.87%	0.77%	0.96%
Annualized expense ratio for the
six-month period ended 6/30/21†‡	1.21%	1.96%	1.96%	1.46%	0.90%	0.80%	0.96%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 6/30/21.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/21 to 6/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.26	$10.12	$10.12	$7.55	$4.66	$4.14	$4.97
Ending value (after expenses)	$1,086.00	$1,081.80	$1,081.90	$1,084.50	$1,087.60	$1,088.30	$1,087.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/21, use the following calculation method. To find the value of your investment on 1/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.06	$9.79	$9.79	$7.30	$4.51	$4.01	$4.81
Ending value (after expenses)	$1,018.79	$1,015.08	$1,015.08	$1,017.55	$1,020.33	$1,020.83	$1,020.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently, and may in the future, invest significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

International Equity Fund 13

fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2021, Putnam employees had approximately $582,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 International Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

International Equity Fund 17

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders. In addition, the Trustees previously approved, at their meeting on January 25, 2019, an amended and restated management contract in connection with the proposed merger (which subsequently closed on June 24, 2019) of Putnam Europe Equity Fund, another mutual fund managed by Putnam Management, with and into your fund. The amended and restated management contract provided that, effective upon the closing of the merger, the performance adjustment calculation for your fund would take into account the net assets of Putnam Europe Equity Fund for periods before the consummation of the merger, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. However, in the case of your fund, the first expense limitation applied during its fiscal year ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least October 30, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge

18 International Equity Fund

Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

International Equity Fund 19

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period.

For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended Decem-ber 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 370, 324 and 280 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research

20 International Equity Fund

and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

International Equity Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam International Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam International Equity Fund (the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

International Equity Fund 23

The fund’s portfolio 6/30/21

COMMON STOCKS (99.7%)*	Shares	Value
Australia (1.6%)
BHP Billiton, Ltd.	381,330	$13,889,975
		13,889,975
Canada (1.6%)
Cenovus Energy, Inc.	1,483,900	14,197,365
		14,197,365
China (1.3%)
Alibaba Group Holding, Ltd. †	391,100	11,081,746
		11,081,746
Denmark (2.8%)
A. P. Moeller-Maersck A/S Class B	3,262	9,375,731
Orsted AS	112,925	15,845,963
		25,221,694
France (10.2%)
AXA SA	555,833	14,094,406
BNP Paribas SA	261,122	16,369,897
Compagnie De Saint-Gobain	216,757	14,274,871
Compagnie Generale des Etablissements Michelin SCA	76,624	12,220,255
Schneider Electric SA	117,381	18,467,004
Thales SA	159,098	16,231,487
		91,657,920
Germany (10.5%)
Auto1 Group SE 144A †	294,879	12,954,637
Brenntag AG	177,748	16,528,169
Deutsche Boerse AG	73,638	12,852,954
Deutsche Post AG	253,246	17,224,432
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $20) (Private) † ∆∆ F	30	27
Merck KGaA	88,969	17,058,542
Zalando SE †	139,852	16,906,320
		93,525,081
Greece (1.0%)
OPAP SA	567,092	8,546,578
		8,546,578
Hong Kong (2.4%)
AIA Group, Ltd.	1,739,600	21,620,932
		21,620,932
India (3.3%)
Reliance Industries, Ltd. 144A	289,743	16,399,454
Tata Consultancy Services, Ltd.	293,256	13,200,071
		29,599,525
Ireland (4.2%)
Bank of Ireland Group PLC †	1,969,760	10,550,100
CRH PLC	298,693	15,052,449
Flutter Entertainment PLC †	66,273	12,050,736
		37,653,285
Italy (3.9%)
Moncler SpA	229,562	15,531,913
Nexi SpA †	896,576	19,678,261
		35,210,174

24 International Equity Fund

COMMON STOCKS (99.7%)* cont.	Shares	Value
Japan (14.2%)
Asahi Group Holdings, Ltd.	378,400	$17,681,034
Hoya Corp.	107,800	14,293,118
Japan Exchange Group, Inc.	341,500	7,592,646
MinebeaMitsumi, Inc.	506,100	13,388,792
Mitsubishi UFJ Financial Group, Inc.	2,068,300	11,172,301
Renesas Electronics Corp. †	1,318,600	14,254,814
Sony Group Corp.	223,600	21,767,262
Yamaha Motor Co., Ltd.	562,400	15,288,249
ZOZO, Inc.	345,800	11,750,259
		127,188,475
Netherlands (3.6%)
Adyen NV †	3,433	8,387,637
Akzo Nobel NV	105,519	13,037,417
QIAGEN NV †	226,088	10,927,099
		32,352,153
Norway (0.8%)
DNB ASA	320,960	6,993,153
		6,993,153
Portugal (1.7%)
Energias de Portugal (EDP) SA	2,827,397	14,986,061
		14,986,061
Russia (1.1%)
Sberbank of Russia PJSC ADR	572,908	9,513,137
		9,513,137
South Korea (6.4%)
Hana Financial Group, Inc.	342,965	14,024,365
LG Chem, Ltd.	18,947	14,300,892
Samsung Electronics Co., Ltd. (Preference)	214,313	14,025,546
SK Telecom Co., Ltd.	53,239	15,128,074
		57,478,877
Spain (1.5%)
CaixaBank SA	4,315,114	13,272,582
		13,272,582
Switzerland (7.0%)
ABB, Ltd.	470,722	15,969,699
Coca-Cola HBC AG	408,170	14,759,207
Lonza Group AG	28,242	20,017,404
SIG Combibloc Group AG	439,597	11,944,305
		62,690,615
Taiwan (2.2%)
Lite-On Technology Corp.	3,433,000	7,097,023
Taiwan Semiconductor Manufacturing Co., Ltd.	600,000	12,812,920
		19,909,943
United Arab Emirates (1.1%)
Network International Holdings PLC †	2,017,209	10,204,511
		10,204,511
United Kingdom (13.7%)
Abcam PLC †	451,918	8,633,158
Allfunds Group PLC †	491,678	8,557,381

International Equity Fund 25

COMMON STOCKS (99.7%)* cont.	Shares	Value
United Kingdom cont.
AstraZeneca PLC	114,527	$13,756,060
CNH Industrial NV	579,670	9,571,262
Coca-Cola Europacific Partners PLC	168,100	9,971,692
Diageo PLC	473,583	22,673,266
Kingfisher PLC †	1,842,241	9,288,816
Liberty Global PLC Class C †	577,500	15,615,600
Prudential PLC	587,502	11,162,318
Royal Dutch Shell PLC Class B	684,584	13,248,321
		122,477,874
United States (3.6%)
Linde PLC	44,679	12,892,228
Otis Worldwide Corp.	185,800	15,192,865
Soaring Eagle Acquisition Corp. Class A † S	432,900	4,311,684
		32,396,777
Total common stocks (cost $745,283,997)		$891,668,433

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 3.375%, 11/15/48 [i]	$188,000	$240,743
U.S. Treasury Notes 0.50%, 3/31/25 [i]	327,000	325,803
Total U.S. treasury obligations (cost $566,546)		$566,546

SHORT-TERM INVESTMENTS (0.8%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	2,689,600	$2,689,600
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	1,008,000	1,008,000
U.S. Treasury Bills 0.019%, 7/6/21 ∆		$454,000	453,998
U.S. Treasury Bills 0.042%, 10/14/21 ∆		1,700,000	1,699,764
U.S. Treasury Bills 0.053%, 7/27/21 ∆		39,000	38,999
U.S. Treasury Cash Management Bills 0.021%, 10/5/21 ∆		300,000	299,964
U.S. Treasury Cash Management Bills 0.099%, 9/28/21 ∆		45,000	44,996
U.S. Treasury Cash Management Bills 0.005%, 9/7/21 ∆		322,000	321,971
U.S. Treasury Cash Management Bills 0.005%, 9/14/21 ∆		240,000	239,978
Total short-term investments (cost $6,797,363)			$6,797,270

TOTAL INVESTMENTS
Total investments (cost $752,647,906)	$899,032,249

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2020 through June 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $894,519,596.

26 International Equity Fund

†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $27, or less than 0.1% of net assets.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,830,578 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
	At the close of the reporting period, the fund maintained liquid assets totaling $4,077,702 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Financials	18.1%
	Consumer discretionary	16.5
	Industrials	16.3
	Information technology	11.3

FORWARD CURRENCY CONTRACTS at 6/30/21 (aggregate face value $672,551,215)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/21/21	$6,619,181	$6,666,805	$(47,624)
	British Pound	Buy	9/15/21	6,159,616	6,299,063	(139,447)
	Canadian Dollar	Sell	7/21/21	1,226,268	1,208,853	(17,415)
	Chinese Yuan (Offshore)	Sell	8/18/21	9,312,029	9,312,342	313
	Danish Krone	Buy	9/15/21	48,193	49,457	(1,264)
	Euro	Buy	9/15/21	3,201,054	3,294,999	(93,945)
	Japanese Yen	Buy	8/18/21	52,362,049	53,243,853	(881,804)
	Swedish Krona	Buy	9/15/21	3,029,535	3,138,348	(108,813)
Barclays Bank PLC
	British Pound	Sell	9/15/21	2,131,744	2,179,930	48,186
	Canadian Dollar	Sell	7/21/21	3,404,767	3,357,082	(47,685)
	Euro	Sell	9/15/21	12,689,381	13,047,501	358,120

International Equity Fund 27

FORWARD CURRENCY CONTRACTS at 6/30/21 (aggregate face value $672,551,215) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Hong Kong Dollar	Buy	8/18/21	$3,035,464	$3,034,784	$680
	Japanese Yen	Buy	8/18/21	463,541	471,799	(8,258)
	Swedish Krona	Buy	9/15/21	62,580	64,810	(2,230)
Citibank, N.A.
	Australian Dollar	Buy	7/21/21	3,974,524	4,038,838	(64,314)
	British Pound	Sell	9/15/21	6,854,148	7,007,768	153,620
	Canadian Dollar	Buy	7/21/21	6,375,287	6,152,521	222,766
	Chinese Yuan (Offshore)	Sell	8/18/21	5,849,780	5,821,008	(28,772)
	Danish Krone	Sell	9/15/21	3,477,171	3,569,075	91,904
	Euro	Buy	9/15/21	6,210,557	6,386,859	(176,302)
	Hong Kong Dollar	Buy	8/18/21	3,339,510	3,338,625	885
	Japanese Yen	Buy	8/18/21	5,789,170	5,892,414	(103,244)
	New Zealand Dollar	Buy	7/21/21	40,051	40,393	(342)
	Swedish Krona	Buy	9/15/21	90,877	94,114	(3,237)
Credit Suisse International
	British Pound	Buy	9/15/21	2,228,591	2,230,773	(2,182)
Goldman Sachs International
	Australian Dollar	Sell	7/21/21	3,084,396	3,221,975	137,579
	British Pound	Buy	9/15/21	11,483,443	11,742,641	(259,198)
	Chinese Yuan (Offshore)	Sell	8/18/21	5,206,313	5,180,332	(25,981)
	Euro	Buy	9/15/21	2,403,018	2,474,098	(71,080)
	Japanese Yen	Sell	8/18/21	4,822,754	4,909,943	87,189
	South Korean Won	Sell	8/18/21	3,466,818	3,485,388	18,570
	Swedish Krona	Buy	9/15/21	1,858,094	1,924,082	(65,988)
	Swiss Franc	Buy	9/15/21	7,025,585	7,241,763	(216,178)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/21/21	8,030,050	8,162,549	(132,499)
	British Pound	Buy	9/15/21	31,269,313	31,972,872	(703,559)
	Chinese Yuan (Offshore)	Buy	8/18/21	699,774	696,346	3,428
	Euro	Buy	9/15/21	2,217,521	2,280,283	(62,762)
	Hong Kong Dollar	Buy	8/18/21	2,026,334	2,025,845	489
	Japanese Yen	Sell	8/18/21	4,181,261	4,255,527	74,266
	Swedish Krona	Buy	9/15/21	4,716,421	4,885,745	(169,324)
	Swiss Franc	Buy	9/15/21	2,919,738	3,009,958	(90,220)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/21	112,278	114,125	(1,847)
	British Pound	Buy	9/15/21	2,862,663	2,927,220	(64,557)
	Canadian Dollar	Sell	7/21/21	3,108,708	3,064,690	(44,018)
	Euro	Buy	9/15/21	19,700,943	20,261,014	(560,071)
	Hong Kong Dollar	Sell	8/18/21	90,010	89,987	(23)
	Japanese Yen	Sell	8/18/21	7,969,650	8,116,091	146,441
	New Zealand Dollar	Buy	7/21/21	1,713,677	1,727,909	(14,232)
	Norwegian Krone	Buy	9/15/21	128,702	133,907	(5,205)
	Singapore Dollar	Buy	8/18/21	8,755,005	8,805,888	(50,883)

28 International Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/21 (aggregate face value $672,551,215) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	South Korean Won	Sell	8/18/21	$55,283,084	$55,592,377	$309,293
	Swedish Krona	Buy	9/15/21	9,780,963	10,129,863	(348,900)
	Swiss Franc	Sell	9/15/21	96,054	98,886	2,832
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	7/21/21	184,281	187,289	(3,008)
	British Pound	Buy	9/15/21	6,841,420	6,995,342	(153,922)
	Canadian Dollar	Sell	7/21/21	6,221,368	6,132,395	(88,973)
	Euro	Sell	9/15/21	10,399,181	10,693,454	294,273
	Japanese Yen	Sell	8/18/21	7,808,129	7,998,001	189,872
	New Zealand Dollar	Buy	7/21/21	1,335,252	1,346,265	(11,013)
	Norwegian Krone	Sell	9/15/21	2,579,686	2,684,413	104,727
	Swedish Krona	Buy	9/15/21	90,632	93,873	(3,241)
	Swiss Franc	Buy	9/15/21	9,113,216	9,394,322	(281,106)
NatWest Markets PLC
	British Pound	Sell	9/15/21	5,336,831	5,435,710	98,879
	Canadian Dollar	Sell	7/21/21	6,638,998	6,544,416	(94,582)
	Euro	Sell	9/15/21	7,199,552	7,404,374	204,822
	Hong Kong Dollar	Sell	8/18/21	2,361,230	2,360,578	(652)
	Japanese Yen	Sell	8/18/21	5,007,746	5,097,776	90,030
	Swedish Krona	Buy	9/15/21	7,558,331	7,827,938	(269,607)
	Swiss Franc	Buy	9/15/21	5,942,677	6,083,914	(141,237)
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/21	6,041,813	6,191,052	(149,239)
	British Pound	Sell	9/15/21	1,859,603	1,876,817	17,214
	Canadian Dollar	Buy	7/21/21	5,087,790	5,015,639	72,151
	Chinese Yuan (Offshore)	Buy	8/18/21	13,487,261	13,419,804	67,457
	Euro	Sell	9/15/21	24,804,817	25,505,294	700,477
	Hong Kong Dollar	Buy	8/18/21	71,255	71,233	22
	Israeli Shekel	Buy	7/21/21	5,199,115	5,148,128	50,987
	Japanese Yen	Buy	8/18/21	21,561,175	21,956,551	(395,376)
	New Zealand Dollar	Buy	7/21/21	45,643	46,012	(369)
	Swedish Krona	Buy	9/15/21	73,618	76,226	(2,608)
Toronto-Dominion Bank
	British Pound	Buy	9/15/21	2,754,609	2,816,847	(62,238)
	Canadian Dollar	Sell	7/21/21	8,533,780	8,412,774	(121,006)
	Euro	Sell	9/15/21	3,807,658	3,915,415	107,757
UBS AG
	British Pound	Sell	9/15/21	17,419,342	17,812,196	392,854
	Canadian Dollar	Buy	7/21/21	9,805,788	9,665,400	140,388
	Chinese Yuan (Offshore)	Buy	8/18/21	122,201	121,612	589
	Euro	Sell	9/15/21	27,317,565	28,085,989	768,424
	Hong Kong Dollar	Buy	8/18/21	747,628	747,446	182
	Japanese Yen	Buy	8/18/21	10,227,269	10,339,641	(112,372)
	Norwegian Krone	Buy	9/15/21	42,161	43,847	(1,686)

International Equity Fund 29

FORWARD CURRENCY CONTRACTS at 6/30/21 (aggregate face value $672,551,215) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Swedish Krona	Buy	9/15/21	$4,524,564	$4,687,417	$(162,853)
	Swiss Franc	Buy	9/15/21	57,611	59,382	(1,771)
WestPac Banking Corp.
	Australian Dollar	Buy	7/21/21	10,036,287	10,200,966	(164,679)
	British Pound	Sell	9/15/21	21,819,384	22,311,345	491,961
	Canadian Dollar	Sell	7/21/21	5,374,815	5,298,517	(76,298)
	Euro	Buy	9/15/21	15,525,266	15,965,166	(439,900)
	Japanese Yen	Buy	8/18/21	7,865,711	8,007,121	(141,410)
Unrealized appreciation						5,449,627
Unrealized (depreciation)						(7,492,549)
Total						$(2,042,922)
* The exchange currency for all contracts listed is the United States Dollar.

30 International Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$13,889,975	$—	$—
Canada	14,197,365	—	—
China	11,081,746	—	—
Denmark	25,221,694	—	—
France	91,657,920	—	—
Germany	93,525,054	—	27
Greece	8,546,578	—	—
Hong Kong	21,620,932	—	—
India	29,599,525	—	—
Ireland	37,653,285	—	—
Italy	35,210,174	—	—
Japan	127,188,475	—	—
Netherlands	32,352,153	—	—
Norway	6,993,153	—	—
Portugal	14,986,061	—	—
Russia	9,513,137	—	—
South Korea	57,478,877	—	—
Spain	13,272,582	—	—
Switzerland	62,690,615	—	—
Taiwan	19,909,943	—	—
United Arab Emirates	10,204,511	—	—
United Kingdom	122,477,874	—	—
United States	32,396,777	—	—
Total common stocks	891,668,406	—	27
U.S. treasury obligations	—	566,546	—
Short-term investments	1,008,000	5,789,270	—
Totals by level	$892,676,406	$6,355,816	$27

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,042,922)	$—
Totals by level	$—	$(2,042,922)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 31

Statement of assets and liabilities 6/30/21

ASSETS
Investment in securities, at value, including $2,613,504 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $749,958,306)	$896,342,649
Affiliated issuers (identified cost $2,689,600) (Notes 1 and 5)	2,689,600
Foreign currency (cost $340,592) (Note 1)	345,421
Dividends, interest and other receivables	1,769,525
Foreign tax reclaim	1,892,930
Receivable for shares of the fund sold	8,461,528
Receivable for investments sold	4,219,662
Unrealized appreciation on forward currency contracts (Note 1)	5,449,627
Prepaid assets	60,038
Total assets	921,230,980

LIABILITIES
Payable to custodian	1,697,292
Payable for investments purchased	10,601,145
Payable for shares of the fund repurchased	404,335
Payable for compensation of Manager (Note 2)	503,842
Payable for custodian fees (Note 2)	63,675
Payable for investor servicing fees (Note 2)	302,567
Payable for Trustee compensation and expenses (Note 2)	722,570
Payable for administrative services (Note 2)	2,593
Payable for distribution fees (Note 2)	467,854
Unrealized depreciation on forward currency contracts (Note 1)	7,492,549
Collateral on securities loaned, at value (Note 1)	2,689,600
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,574,546
Other accrued expenses	188,816
Total liabilities	26,711,384

Net assets	$894,519,596

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$692,616,781
Total distributable earnings (Note 1)	201,902,815
Total — Representing net assets applicable to capital shares outstanding	$894,519,596

(Continued on next page)

32 International Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($716,014,330 divided by 24,753,468 shares)	$28.93
Offering price per class A share (100/94.25 of $28.93)*	$30.69
Net asset value and offering price per class B share ($4,127,379 divided by 150,732 shares)**	$27.38
Net asset value and offering price per class C share ($14,722,239 divided by 525,780 shares)**	$28.00
Net asset value, offering price and redemption price per class R share
($1,553,349 divided by 54,526 shares)	$28.49
Net asset value, offering price and redemption price per class R5 share
($29,564 divided by 992 shares)	$29.80
Net asset value, offering price and redemption price per class R6 share
($29,353,709 divided by 996,841 shares)	$29.45
Net asset value, offering price and redemption price per class Y share
($128,719,026 divided by 4,390,202 shares)	$29.32

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 33

Statement of operations Year ended 6/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $2,130,535)	$16,121,924
Interest (including interest income of $15,983 from investments in affiliated issuers) (Note 5)	14,350
Securities lending (net of expenses) (Notes 1 and 5)	2,380
Total investment income	16,138,654

EXPENSES
Compensation of Manager (Note 2)	5,596,656
Investor servicing fees (Note 2)	1,788,312
Custodian fees (Note 2)	146,738
Trustee compensation and expenses (Note 2)	36,498
Distribution fees (Note 2)	1,889,132
Administrative services (Note 2)	21,195
Other	452,498
Total expenses	9,931,029
Expense reduction (Note 2)	(1,294)
Net expenses	9,929,735

Net investment income	6,208,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $208,719) (Notes 1 and 3)	100,306,676
Foreign currency transactions (Note 1)	(169,818)
Forward currency contracts (Note 1)	2,848,773
Total net realized gain	102,985,631
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	131,219,310
Assets and liabilities in foreign currencies	75,893
Forward currency contracts	(5,610,847)
Total change in net unrealized appreciation	125,684,356

Net gain on investments	228,669,987

Net increase in net assets resulting from operations	$234,878,906

The accompanying notes are an integral part of these financial statements.

34 International Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/21	Year ended 6/30/20
Operations
Net investment income	$6,208,919	$8,005,483
Net realized gain on investments
and foreign currency transactions	102,985,631	14,139,549
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	125,684,356	(42,046,489)
Net increase (decrease) in net assets resulting
from operations	234,878,906	(19,901,457)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,661,614)	(9,510,488)
Class B	(15,729)	(57,282)
Class C	(64,314)	(179,886)
Class R	(8,946)	(26,492)
Class R5	(159)	(8,799)
Class R6	(460,256)	(674,279)
Class Y	(1,431,724)	(1,671,935)
From return of capital
Class A	—	(1,255,392)
Class B	—	(7,561)
Class C	—	(23,745)
Class R	—	(3,497)
Class R5	—	(1,161)
Class R6	—	(89,005)
Class Y	—	(220,696)
From net realized long-term gain on investments
Class A	(9,558,052)	—
Class B	(69,134)	—
Class C	(233,757)	—
Class R	(20,128)	—
Class R5	(446)	—
Class R6	(424,334)	—
Class Y	(1,486,790)	—
Decrease from capital share transactions (Note 4)	(50,428,867)	(167,236,152)
Total increase (decrease) in net assets	163,014,656	(200,867,827)

NET ASSETS
Beginning of year	731,504,940	932,372,767
End of year	$894,519,596	$731,504,940

The accompanying notes are an integral part of these financial statements.

International Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From		Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
June 30, 2021	$22.21	.19	7.21	7.40	(.30)	(.38)	—	(.68)	—	$28.93	33.64	$716,014	1.23	.72	91
June 30, 2020	23.07	.22	(.69)	(.47)	(.34)	—	(.05)	(.39)	—	22.21	(2.20)	591,165	1.20	.97	84
June 30, 2019	25.36	.35	(1.36)	(1.01)	(.44)	(.80)	(.04)	(1.28)	—[d]	23.07	(3.04)	673,425	1.21[e]	1.55	77
June 30, 2018	23.80	.30	1.35	1.65	(.09)	—	—	(.09)	—	25.36	6.90	663,773	1.22	1.15	61
June 30, 2017	20.49	.28	3.67	3.95	(.64)	—	—	(.64)	—	23.80	19.76	656,450	1.23	1.27	67
Class B
June 30, 2021	$21.03	(.02)	6.84	6.82	(.09)	(.38)	—	(.47)	—	$27.38	32.62	$4,127	1.98	(.07)	91
June 30, 2020	21.89	.05	(.67)	(.62)	(.21)	—	(.03)	(.24)	—	21.03	(2.94)	4,752	1.95	.22	84
June 30, 2019	24.05	.16	(1.27)	(1.11)	(.21)	(.80)	(.04)	(1.05)	—[d]	21.89	(3.79)	7,041	1.96[e]	.73	77
June 30, 2018	22.66	.08	1.31	1.39	—	—	—	—	—	24.05	6.13	6,606	1.97	.33	61
June 30, 2017	19.51	.10	3.51	3.61	(.46)	—	—	(.46)	—	22.66	18.84	8,315	1.98	.46	67
Class C
June 30, 2021	$21.51	(.02)	6.99	6.97	(.10)	(.38)	—	(.48)	—	$28.00	32.63	$14,722	1.98	(.07)	91
June 30, 2020	22.40	.05	(.68)	(.63)	(.23)	—	(.03)	(.26)	—	21.51	(2.94)	15,288	1.95	.23	84
June 30, 2019	24.35	.16	(1.24)	(1.08)	(.03)	(.80)	(.04)	(.87)	—[d]	22.40	(3.78)	20,888	1.96[e]	.72	77
June 30, 2018	22.94	.03[f]	1.38	1.41	—	—	—	—	—	24.35	6.15	15,737	1.97	.12[f]	61
June 30, 2017	19.77	.11	3.54	3.65	(.48)	—	—	(.48)	—	22.94	18.79	41,292	1.98	.51	67
Class R
June 30, 2021	$21.83	.11	7.10	7.21	(.17)	(.38)	—	(.55)	—	$28.49	33.26	$1,553	1.48	.43	91
June 30, 2020	22.66	.16	(.68)	(.52)	(.27)	—	(.04)	(.31)	—	21.83	(2.44)	1,688	1.45	.71	84
June 30, 2019	24.88	.28	(1.32)	(1.04)	(.34)	(.80)	(.04)	(1.18)	—[d]	22.66	(3.26)	2,796	1.46[e]	1.25	77
June 30, 2018	23.37	.22	1.34	1.56	(.05)	—	—	(.05)	—	24.88	6.66	3,446	1.47	.87	61
June 30, 2017	20.15	.23	3.59	3.82	(.60)	—	—	(.60)	—	23.37	19.39	3,671	1.48	1.08	67
Class R5
June 30, 2021	$22.65	.22	7.45	7.67	(.14)	(.38)	—	(.52)	—	$29.80	34.07	$30.90		.86	91
June 30, 2020	23.48	.33	(.75)	(.42)	(.36)	—	(.05)	(.41)	—	22.65	(1.93)	370.86		1.41	84
June 30, 2019	25.81	.45	(1.42)	(.97)	(.52)	(.80)	(.04)	(1.36)	—[d]	23.48	(2.73)	1,641	.87[e]	1.93	77
June 30, 2018	24.15	.41	1.36	1.77	(.11)	—	—	(.11)	—	25.81	7.30	1,946.89		1.57	61
June 30, 2017	20.79	.23[g]	3.85	4.08	(.72)	—	—	(.72)	—	24.15	20.14	1,452.89		1.07[g]	67
Class R6
June 30, 2021	$22.59	.30	7.35	7.65	(.41)	(.38)	—	(.79)	—	$29.45	34.22	$29,354.80		1.11	91
June 30, 2020	23.45	.33	(.72)	(.39)	(.42)	—	(.05)	(.47)	—	22.59	(1.83)	27,486.76		1.42	84
June 30, 2019	25.78	.47	(1.41)	(.94)	(.55)	(.80)	(.04)	(1.39)	—[d]	23.45	(2.60)	96,661	.77[e]	2.01	77
June 30, 2018	24.19	.43	1.36	1.79	(.20)	—	—	(.20)	—	25.78	7.36	107,395.79		1.64	61
June 30, 2017	20.82	.41	3.70	4.11	(.74)	—	—	(.74)	—	24.19	20.29	91,020.79		1.83	67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 International Equity Fund	International Equity Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From		Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
June 30, 2021	$22.50	.26	7.30	7.56	(.36)	(.38)	—	(.74)	—	$29.32	33.95	$128,719.98		.99	91
June 30, 2020	23.35	.28	(.70)	(.42)	(.38)	—	(.05)	(.43)	—	22.50	(1.96)	90,755.95		1.23	84
June 30, 2019	25.67	.39	(1.37)	(.98)	(.50)	(.80)	(.04)	(1.34)	—[d]	23.35	(2.81)	121,179	.96[e]	1.66	77
June 30, 2018	24.09	.40	1.34	1.74	(.16)	—	—	(.16)	—	25.67	7.19	180,977.97		1.53	61
June 30, 2017	20.74	.36	3.69	4.05	(.70)	—	—	(.70)	—	24.09	20.07	120,283.98		1.61	67

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

e Includes one time merger costs of 0.03%.

f The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

g The net investment income ratio and per share amount shown for the period ended June 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

38 International Equity Fund	International Equity Fund 39

Notes to financial statements 6/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2020 through June 30, 2021.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

40 International Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Equity Fund 41

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

42 International Equity Fund

At the close of the reporting period, the fund had a net liability position of $3,916,779 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $2,830,578 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,689,600 and the value of securities loaned amounted to $2,613,504.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$11,044,010	$1,501,835	$12,545,845

International Equity Fund 43

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains, from realized gains and losses on passive foreign investment companies and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $8,930,248 to decrease distributions in excess of net investment income and $8,930,248 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$169,730,206
Unrealized depreciation	(25,107,980)
Net unrealized appreciation	144,622,226
Capital loss carryforward	(12,545,845)
Undistributed long-term gains	35,486,575
Undistributed short-term gains	34,284,665
Cost for federal income tax purposes	$752,367,101

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the merger of Putnam Europe Equity Fund (“acquired fund”) into the fund on June 24, 2019, the management contract was amended such that, after completion of the merger, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and the acquired fund for any portion of a performance period that is prior to the merger, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been

44 International Equity Fund

payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.675% of the fund’s average net assets, which included an effective base fee of 0.684% and a decrease of 0.009% ($75,909) based on performance.

Putnam Management has contractually agreed, through October 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,491,873	Class R5	93
Class B	10,094	Class R6	14,659
Class C	34,542	Class Y	233,468
Class R	3,583	Total	$1,788,312

International Equity Fund 45

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,294 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $569, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,680,652
Class B	1.00%	1.00%	45,291
Class C	1.00%	1.00%	155,168
Class R	1.00%	0.50%	8,021
Total			$1,889,132

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,948 from the sale of class A shares and received $1,373 and $133 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$734,025,795	$790,471,366
U.S. government securities (Long-term)	—	—
Total	$734,025,795	$790,471,366

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 International Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	783,340	$20,496,819	1,184,382	$27,092,673
Shares issued in connection with
reinvestment of distributions	620,597	16,278,270	418,455	10,164,308
	1,403,937	36,775,089	1,602,837	37,256,981
Shares repurchased	(3,267,165)	(84,944,991)	(4,177,493)	(93,162,749)
Net decrease	(1,863,228)	$(48,169,902)	(2,574,656)	$(55,905,768)

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,741	$44,624	2,877	$62,312
Shares issued in connection with
reinvestment of distributions	3,165	78,911	2,634	60,826
	4,906	123,535	5,511	123,138
Shares repurchased	(80,137)	(1,964,176)	(101,246)	(2,139,043)
Net decrease	(75,231)	$(1,840,641)	(95,735)	$(2,015,905)

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	30,206	$782,392	39,765	$846,839
Shares issued in connection with
reinvestment of distributions	11,447	291,788	8,253	194,926
	41,653	1,074,180	48,018	1,041,765
Shares repurchased	(226,506)	(5,721,748)	(269,886)	(5,876,482)
Net decrease	(184,853)	$(4,647,568)	(221,868)	$(4,834,717)

			YEAR ENDED 6/30/20*
Class M			Shares	Amount
Shares sold			4,378	$97,737
Shares issued in connection with reinvestment of distributions			—	—
			4,378	97,737
Shares repurchased			(394,524)	(9,121,318)
Net decrease			(390,146)	$(9,023,581)

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	17,700	$459,617	21,011	$456,041
Shares issued in connection with
reinvestment of distributions	1,088	28,156	1,047	25,033
	18,788	487,773	22,058	481,074
Shares repurchased	(41,582)	(1,060,832)	(68,161)	(1,474,722)
Net decrease	(22,794)	$(573,059)	(46,103)	$(993,648)

International Equity Fund 47

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	285	$6,902	4,246	$94,880
Shares issued in connection with
reinvestment of distributions	22	605	403	9,960
	307	7,507	4,649	104,840
Shares repurchased	(15,666)	(380,005)	(58,212)	(1,343,315)
Net decrease	(15,359)	$(372,498)	(53,563)	$(1,238,475)

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	162,272	$4,336,391	353,158	$8,027,994
Shares issued in connection with
reinvestment of distributions	32,175	857,474	30,400	749,653
	194,447	5,193,865	383,558	8,777,647
Shares repurchased	(414,113)	(11,047,710)	(3,289,584)	(76,203,101)
Net decrease	(219,666)	$(5,853,845)	(2,906,026)	$(67,425,454)

	YEAR ENDED 6/30/21		YEAR ENDED 6/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,281,520	$34,911,958	800,827	$18,177,357
Shares issued in connection with
reinvestment of distributions	99,590	2,645,109	71,152	1,748,914
	1,381,110	37,557,067	871,979	19,926,271
Shares repurchased	(1,024,520)	(26,528,421)	(2,028,486)	(45,724,875)
Net increase (decrease)	356,590	$11,028,646	(1,156,507)	$(25,798,604)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/20	cost	proceeds	income	of 6/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$39,148,580	$36,458,980	$460	$2,689,600
Putnam Short Term
Investment Fund**	10,152,274	268,702,828	278,855,102	15,983	—
Total Short-term
investments	$10,152,274	$307,851,408	$315,314,082	$16,443	$2,689,600

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

48 International Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$633,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$5,449,627	Payables	$7,492,549
Total		$5,449,627		$7,492,549

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$2,848,773	$2,848,773
Total	$2,848,773	$2,848,773

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(5,610,847)	$(5,610,847)
Total	$(5,610,847)	$(5,610,847)

International Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$313	$406,986	$469,175	$—	$243,338	$78,183	$458,566	$588,872	$393,731	$908,308	$107,757	$1,302,437	$491,961	$5,449,627
Total Assets	$313	$406,986	$469,175	$—	$243,338	$78,183	$458,566	$588,872	$393,731	$908,308	$107,757	$1,302,437	$491,961	$5,449,627
Liabilities:
Forward currency contracts#	1,290,312	58,173	376,211	2,182	638,425	1,158,364	1,089,736	541,263	506,078	547,592	183,244	278,682	822,287	7,492,549
Total Liabilities	$1,290,312	$58,173	$376,211	$2,182	$638,425	$1,158,364	$1,089,736	$541,263	$506,078	$547,592	$183,244	$278,682	$822,287	$7,492,549
Total Financial and
Derivative Net Assets	$(1,289,999)	$348,813	$92,964	$(2,182)	$(395,087)	$(1,080,181)	$(631,170)	$47,609	$(112,347)	$360,716	$(75,487)	$1,023,755	$(330,326)	$(2,042,922)
Total collateral received
(pledged)†##	$(985,822)	$240,743	$92,964	$—	$(281,946)	$(1,021,865)	$(290,969)	$(13,999)	$(111,989)	$325,803	$(75,487)	$888,000	$—
Net amount	$(304,177)	$108,070	$—	$(2,182)	$(113,141)	$(58,316)	$(340,201)	$61,608	$(358)	$34,913	$—	$135,755	$(330,326)
Controlled collateral
received (including TBA
commitments)**	$—	$240,743	$120,000	$—	$—	$—	$—	$—	$—	$325,803	$—	$888,000	$—	$1,574,546
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(985,822)	$—	$—	$—	$(281,946)	$(1,021,865)	$(290,969)	$(13,999)	$(111,989)	$—	$(123,988)	$—	$—	$(2,830,578)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50 International Equity Fund	International Equity Fund 51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $52,007,138 as a capital gain dividend with respect to the taxable year ended June 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $18,108,232, or $0.59 per share (for all classes of shares). Taxes paid to foreign countries were $1,921,816, or $0.06 per share (for all classes of shares).

For the reporting period, the fund hereby designates 36.32%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $200,569 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

52 International Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private Investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

International Equity Fund 53

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh
Born 1952, Trustee since 2017
Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen
Born 1967, Trustee since 2020
Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*
Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of June 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 International Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

International Equity Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	James F. Clark
Boston, MA 02110	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Custodian		Principal Financial Officer,
State Street Bank	Nancy E. Florek	Principal Accounting Officer,
and Trust Company	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Legal Counsel	Governance, Assistant Clerk,	Stephen J. Tate
Ropes & Gray LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Independent Registered	Michael J. Higgins
Public Accounting Firm	Vice President, Treasurer,	Mark C. Trenchard
PricewaterhouseCoopers LLP	and Clerk	Vice President

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2021	$85,278	$ —	$14,133	$ —
June 30, 2020	$102,970	$ —	$16,256	$ —

For the fiscal years ended June 30, 2021 and June 30, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $323,433 and $299,972 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2021	$ —	$309,300	$ —	$ —
June 30, 2020	$ —	$283,716	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 26, 2021